EXHIBIT 99.1

BLUE EARTH ANNOUNCES SUMTER CHP PLANT ENERGIZED ON MARCH 30, 2015

Henderson, Nevada, April 1, 2015--Blue Earth, Inc. (NASDAQ: BBLU) an alternative/ renewable energy and energy efficiency services company, energized its initial combined heat and power (“CHP”) energy plant at the Pilgrim’s Pride Corporation’s poultry processing facility in Sumter, South Carolina. Blue Earth owns and operates the $5.3 million energy plant. With combined heat and power (CHP) solutions, electricity is generated and the heat from the generator is captured and utilized for useful purposes, lowering energy costs, reducing greenhouse gas emissions and improving energy efficiency.

“We are extremely pleased that our initial CHP energy plant is energized at Sumter and that Blue Earth has become an Independent Power Producer or IPP”, said President and COO Rob Potts. “The IPP model of long term recurring revenue received for Sumter from the host for hot water, scrubbed methane gas and the electrical power sold to the local utility introduces a third operating segment for the Company that is a major milestone and will contribute to our long term shareholder value.”

About BBLU

BBLU is engaged in the clean technology industry with a primary focus in energy efficiency and alternative/renewable energy sectors.  We strive to participate in the global movement for a sustainable planet by offering products and services that will optimize energy use, reduce harmful environmental emissions and materially reduce energy costs to our customers.  For more information about Blue Earth, Inc., please visit www.blueearthinc.com.

Investor Relations Contact:

Blue Earth, Inc.

Liviakis Financial Communications, Inc.

John C. Francis

Michael Bayes

www.blueearthinc.com

www.liviakis.com

702.263.1808 Ext. 103

415.389.4670

jfrancis@blueearthinc.com

michael@liviakis.com

The Del Mar Consulting Group, Inc.

Robert B. Prag, President

858.794.9500
bprag@delmarconsulting.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements.  Words such as “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “should,” “intends,” and similar expressions are intended to identify forward-looking statements.  These statements relate to future events or to the Company’s future financial performance, the performance of CHP energy plants, and the planned installation of CHP energy plants.  These forward-looking statements are based on the company’s current believes and expectations, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Investors should not place any undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-Ks, Form 10-Qs, Form 8-Ks, Proxy Statements and other filings. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.